                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) September 24, 2000


                               INVESTAMERICA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEVADA                     0-28303               87-0400797
-------------------------------   --------------        ----------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION            (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)         IDENTIFICATION NO.)


          1776 Park Avenue, #4, Park City, Utah            84060
        --------------------------------------------     ---------
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code 435-615-8801
                                                   -------------

                              Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISTION OR DISPOSITON OF ASSETS.

        The Company has signed an agreement to acquire through a newly formed wholly-owned subsidiary all the issued and outstanding shares of Zed Data Systems Corp., a British Columbia, Canadian corporation ("Zed"), for a cash payment of $5,000,000 promissory note to the Company, and the issue of shares of the subsidiary exchangeable for 15,000,000 common shares of the Company. Douglas Smith, President of the Company, is the sole owner and President of Zed. Zed is a value added reseller of data communications equipment. It sells products and services for equipment supplied by several manufacturers, including Cisco Systems and Fore Systems.

         Pursuant to the terms of (i) a Share Exchange Agreement
(the "Exchange Agreement") among the Company, Zed and one shareholder of Zed and (ii) a Share Purchase Agreement (the "Purchase Agreement") with among the Company, Zed and the remaining shareholders of Zed.
All of the issued and outstanding shares of Zed were owned directly or indirectly by Douglas Smith, President and a director of the Company. Mr. Smith is also the President and a founder of Zed.

          Under the terms of the Exchange Agreement, Smith Shelf Company Limited, a corporation solely owned by Mr. Smith, the holder of approximately 23% of the issued and outstanding shares of Zed Common Stock, exchanged its Zed shares for 50,000 Preferred Shares of Zed. The Zed Preferred Shares are exchangeable for an aggregate of 50,000 shares of Series B Preferred Stock of the Company ("Series B Preferred"). Each share of Series B Preferred, upon issuance, will be convertible into 300 shares of Common Stock of the Company. Therefore, an aggregate of 15,000,000 shares of Common Stock will be issuable upon the conversion of all of the Series B Preferred Stock. In addition, each share of Series B Preferred Stock will have 300 votes (an aggregate of 15,000,000 votes for all of the outstanding Series B Preferred Stock), voting together with the holders of Common Stock and Series A Preferred Stock of the Company as a single class. Based upon the 31,168,857 shares of Common Stock currently issued and outstanding, and giving effect to the conversion of all of the Company's outstanding Series A Preferred Stock into 83,250,000 shares of Common Stock, the holders of Series B Preferred Stock would own approximately 11.6% of the Company's outstanding Common Stock upon conversion of the Series B Preferred Stock (without giving effect to any currently outstanding options and warrants of the Company).

         The Company currently has 50,000,000 shares of Common Stock authorized for issuance of which 31,168,857 shares are issued and outstanding. Based on the number of shares of Common Stock that are issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock, the Company does not have a sufficient number of authorized common shares available. The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to increase the number of authorized common shares from 50,000,000 to 200,000,000. Such amendment is subject to approval by the shareholders of the Company. Therefore, the Company intends to call a Special Meeting of Shareholders to consider and vote upon the amendment.

        Under the terms of the Purchase Agreement, the Company acquired all of the remaining issued and outstanding shares of Zed in consideration for a $5,000,000 promissory note of the Company. The note bears interest at the rate of 12% per annum and is payable in 6 equal monthly installments of $715,000 commencing July 31, 2000 followed by one final installment of $710,000 on January 31, 2001. The note is secured by a pledge of the shares of Zed Common Stock acquired by the Company and a security interest in all of the assets of the Company.

         The Company intends to use proceeds from a private offering of equity or debt to pay the note.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMS FINANCIAL INFORMATION AND EXHIBITS.

Financial statements are filed herewith.

EXHIBITS

1.1* Share Exchange Agreement, among the Company, Zed and Smith Shelf Company
     Limited.

1.2* Share Purchase Agreement, among the Company, Zed and the shareholders of Zed named therein.

1.3* Form of Promissory Note of the Company.

1.4* Certificate of Designation of Series B Preferred Stock of the Company.

1.5** InvestAmerica, Inc. and Zed Data Systems Corp. ProForma combined
      Financial Statements.
______

*filed by Form 8-K on July 24, 2000
**filed herewith

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              INVESTAMERICA, INC.

                                              By: /s/ Douglas Smith
                                              -------------------------
                                              Douglas Smith, President

                                              Dated:  September 24, 2000


                                              By:  /s/ Brian Kitts
                                              --------------------------
                                              Brian Kitts, Secretary

                                              Date:  September 24, 2000

Exhibit 1.5

             UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

       The following unaudited pro forma combined financial statements are presented assuming the merger will be accounted for as a pooling of interests. Under this method of accounting, the companies are treated as if they had always been combined for accounting and financial reporting purposes. These unaudited pro forma financial statements and accompanying notes of InvestAmerica, Inc. and Zed Data Systems Corp. have been incorporated by reference into this document.

     The unaudited pro forma combined financial information is presented for illustration purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been completed at the dates indicated. The information does not necessarily indicate the future operating results or financial position of the combined company.

     The unaudited pro forma financial data was prepared by adding or combining the historical amounts of each company and adjusting the combined amounts for significant differences in accounting methods used by each company. These adjustments are described in the accompanying notes to the financial statements. The unaudited pro forma combined balance sheet was prepared by combining the balance sheets of InvestAmerica, Inc. and Zed Data Systems at June 30, 2000, giving effect to the merger as if it had occurred as of June 30, 2000. The unaudited pro forma combined statements of income give effect to the merger as if it had occurred at the beginning of the earliest period presented, combining the results of InvestAmerica, Inc. for the year ended September 30, 1999, with that of Zed Data Systems for the year ended August 31, 1999 and results of InvestAmerica, Inc. for the nine months ended June 30, 2000, with that of Zed Data Systems for the nine months ended May 31, 2000. The terms of the merger specify all of the outstanding shares of Zed Data Systems will be exchanged for 50,000 shares of InvestAmerica, Inc. preferred stock. These shares have a conversion right into 15,000,000 shares of InvestAmerica, Inc. common stock. This exchange ratio (15,000,000 shares of common stock) was used in computing certain of the pro forma adjustments and in computing share and per share amounts in the accompanying unaudited pro forma financial information.

     The pro forma adjustments do not reflect any operating efficiencies and cost savings that may be achievable with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical sales for any future price changes nor any adjustments to selling or marketing expenses for any future operating changes.

     The pro forma amounts pertaining to the Zed Data Systems entity in the unaudited pro forma combined financial statements are expressed in U.S. dollars and translated at the noon buying rate on June 30, 2000 which was $1.00 US to $1.4806 Canadian for the June 30, 2000 balance sheet and a mix of average historical rates for the statements of income for the respective periods.

               INVESTAMERICA, INC. and ZED DATA SYSTEMS CORP.
                     Pro Forma Combined Balance Sheet



                                Historical for the
                                Nine Months Ended
                         ----------------------------  Pro Forma
                                          Zed Data     Adjustment  Pro Forma
                         InvestAmerica    Systems      Note 3(a)   Combined

ASSETS
Current Cash
Cash                     $     318,121    $    41,031    $          $   359,152
Accounts
  Receivable - Net                   -        734,706                   734,706
Inventory                            -        705,783                   705,783
Inventory
Stock Subscription
   Receivable                 600,000               -                   600,000
                        -------------     -----------               -----------
Total Current Assets          918,121       1,481,520                 2,399,641

Property and
   Equipment - Net             36,421         124,902                   161,323

Investment in
   Unconsolidated
   Business                 4,000,000               -                 4,000,000
                        -------------     -----------               -----------
Total Assets            $   4,954,542     $ 1,606,422               $ 6,560,964
                        =============     ===========               ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

Debt Maturing Within
   One Year             $     21,020      $    43,901    5,000,000  $ 5,064,921

Account Payable
  and Accrued
  Expenses                    27,874        1,441,612                 1,469,486
                        ------------      -----------               -----------
Total Current
   Liabilities                48,894        1,485,513                 6,534,407
                        ------------      -----------                ----------
Long-term Debt             1,981,621                -                 1,981,621
                        ------------      -----------                ----------
Shareholders' Equity

Preferred Shares                 450                -            50         500
Common Shares                 31,118            2,883         2,883      31,118
Additional Paid-In
   Capital                14,503,905                -     4,997,167   9,506,738
Retained Earnings
   (Accumulated Deficit) (11,611,446)         118,026               (11,493,420)
                        -------------     -----------               ------------
Total shareholders'
   Equity                  2,924,207          120,909             -  (1,955,064)


Total Liabilities and
   Shareholders' Equity $  4,954,542      $ 1,606,422               $ 6,560,964
                        ============      ===========               ============

The accompanying notes are an integral part of the unaudited pro forma combined financial statements

                INVESTAMERICA, INC. and ZED DATA SYSTEMS CORP.
                     Pro Forma Combined Statement of Income




                                Historical for the
                                Nine Months Ended
                          ----------------------------
                          June 30, 2000   May 31, 2000
                          -------------   ------------  Pro Forma
                                          Zed Data      Adjustment  Pro Forma
                         InvestAmerica    Systems       Note 3(b)   Combined

Operating Revenues       $          -     $  5,846,243  $         $  5,846,243
Operating Expenses          2,239,091        5,778,217               8,017,308
                         ------------     ------------            ------------
Operating Income
     (Loss)                (2,239,091)          68,026              (2,171,065)

Other Income
     (Expense) - Net          810,206           30,039                 840,245
                         ------------     ------------            ------------

Net Income (Loss)        $ (1,428,885)    $     98,065  $      -  $ (1,330,820)
                         =============    ============            =============
Basic Earning Per
Common Shares
Net Income (Loss)
Per Share                $      (0.07)    $                       $      (0.01)
                         =============                            =============
Weighted Average
Shares Outstanding         20,469,073       20,469,073               20,469,073
                         =============    ============            =============
Diluted Earning Per
Common Share
Net Income (Loss)
Per Share                $     (0.01)     $         -             $      (0.01)
                         ============                             =============
Weighted Average
Shares Outstanding       103,719,073       103,719,073  15,000,000  118,719,073



The accompanying notes are an integral part of the unaudited pro forma combined financial statements

                 INVESTAMERICA, INC. and ZED DATA SYSTEMS CORP.
                     Pro Forma Combined Statement of Income




                               Historical for the
                                Nine Months Ended
                          ----------------------------
                          Sept 30, 1999   Aug 31, 1999
                          -------------   ------------  Pro Forma
                                          Zed Data      Adjustment  Pro Forma
                         InvestAmerica    Systems       Note 3(b)   Combined

Operating Revenues       $          -     $  1,888,956  $         $  1,888,956
Operating Expenses            256,865        2,156,810               2,413,675
                         ------------     ------------            ------------
Operating Income
     (Loss)                  (256,865)        (267,854)               (524,719)

Other Income
     (Expense) - Net       (6,991,348)          50,658              (6,940,690)
                         -------------     ------------            ------------

Net (Loss)               $ (7,248,213)    $   (217,196) $      -  $ (7,465,409)
                         =============    =============           =============
Basic Earning Per
Common Shares
Net Income (Loss)
Per Share                $      (0.74)    $      (0.02)           $      (0.76)
                         =============    =============           =============
Weighted Average
Shares Outstanding          9,790,443        9,790,443                9,790,443
                         =============    =============           =============
Diluted Earning Per
Common Share
Net Income (Loss)
Per Share                $     (0.74)     $       (0.02)          $      (0.30)
                         ============     ==============          =============
Weighted Average
Shares Outstanding          9,790,443         9,790,443  15,000,000 24,790,443



The accompanying notes are an integral part of the unaudited pro forma combined financial statements

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENT


Note 1 - Reclassifications

    Reclassifications have been made to the historical financial statements to conform to the presentation expected to be used by the combined company.

Note 2 - Exchange Ratio

    The terms of the merger agreement specify all of the outstanding shares of Zed Data Systems Corp. will be converted into 50,000 preferred shares of combined company stock. These preferred shares are convertible into 15,000,000 common shares of the combined company's common stock. This exchange ratio was used in computing share and per share amounts in the accompanying pro forma financial information.

Note 3 - Pro Forma Adjustments

(a) A pro forma adjustment had been made to reflect the issuance of 50,000 shares of combined company preferred stock in exchange for all of the shares of Zed Data Systems as per the exchange ratio in Note 2 above. The adjustment also reflects the issuance of a $5,000,000, 12% annual interest promissory note payable in six monthly installments of $715,000 commencing July 31, 2000 plus a final installment of $715,000 on January 31, 2001. Interest to be paid separately.

(b) Pro forma adjustments have been made in all periods presented to the number of weighted average shares outstanding used in the calculation of basic and diluted earnings per share. The number of weighted average shares outstanding reflects the conversion of shares and share equivalents of Zed Data Systems common into combined company common stock after giving effect to conversion from preferred stock to common stock in accordance with the merger agreement.

(c) There are no significant inter-company transactions between InvestAmerica, Inc. and Zed Data Systems.

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